WorldCommodity Fund

WorldCommodity Funds, Inc.

Supplement dated April 24, 2014

To Prospectus dated January 28, 2013

On January 28, 2014, the Board of Directors of WorldCommodity Fund (the "Fund") determined that new shares of the Fund would no longer be made available for purchase to both new and current shareholders.

Additionally, on April 14, 2014, the Board of Directors of the Fund determined, based primarily upon the recommendations of McConnell Asset Management, LLC, the investment adviser to the WorldCommodity Fund, to close the Fund and provide for its orderly dissolution. Accordingly, the Directors have authorized the officers of the Fund to take all appropriate actions necessary for the liquidation of the Fund on or about May 26, 2014.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.

As a result of these developments, the Fund is closed to new investors, and shares are no longer available for purchase by current shareholders.  The Fund is no longer pursuing its investment objective.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 26, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to MAY 26, 2014 you may redeem your account, including reinvested distributions, in accordance with the "Redemption of Fund Shares" section in the Prospectus.  If you have questions or need assistance, please contact Mutual Shareholder Services, LLC at 1-800-595-4922.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This supplement and the Prospectus dated January 28, 2013 provide the information an investor ought to know and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 28, 2013, which is incorporated herein by reference and can be obtained without charge by calling 1-800-595-4922.